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                                                                EXHIBIT 10.48

                                                      Note No. 0250024109

                             STANDARD FEDERAL BANK

                                PROMISSORY NOTE
                                  (Term Loan)


$3,465,888.23                                 Troy                    , Michigan
          -------------------------------  ---------------------------

Due Date: October 1, 2001                  Dated: July 17, 1996
          -------------------------------        ---------------------------


     FOR VALUE RECEIVED, the undersigned, jointly and severally (collectively, "Borrower"), promise to pay to the order of Standard Federal Bank, a federal savings bank ("Standard Federal"), at its office set forth below, or at such other place as Standard Federal may designate in writing, the principal sum of Three Million Four Hundred Sixty Five Thousand Eight Hundred Eighty Eight and 00/100 Dollars ($3,465,888.23), plus interest on all amounts from time to time outstanding hereunder, as hereinafter provided, all in lawful money of the United States of America.

     The principal outstanding under this Note from time to time shall bear interest ("Effective Interest Rate"), on a basis of a year of 360 days for the actual number of days amounts are outstanding hereunder, at a rate per annum equal to the Wall Street Journal Prime Rate. As used herein the phrase "Wall Street Journal Prime Rate" shall mean the "Prime Rate" published by the Wall Street Journal as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks as the same may be changed from time to time. If more than one Prime Rate is published, the highest rate published shall be deemed the Wall Street Journal Prime Rate. If the publishing of the Wall Street Journal Prime Rate is discontinued during the term hereof, then the Effective Interest Rate shall be based upon the index which is published by The Wall Street Journal in replacement thereof based on similar base rates on corporate loans or, if no such replacement index is published, the index which, in Standard Federal's sole determination, most nearly corresponds to the Wall Street Journal Prime Rate. If, in such event, Standard Federal selects an index which, in the Borrower's opinion, does not correspond to the Wall Street Journal Prime Rate, Borrower's sole remedy shall be to prepay this Note in full without penalty or premium. Until such prepayment has been received by Standard Federal, the index selected by Standard Federal shall apply for all purposes of this Note.

     It is understood and agreed by Borrower that the Effective Interest Rate shall be determined by reference to the "Wall Street Journal Prime Rate" and not by reference to the actual rate of interest charged by any particular bank to any particular borrower or borrowers and shall automatically increase or decrease when and to the extent that the Wall Street Journal Prime Rate shall have been increased or decreased.




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     Principal and interest shall be paid in consecutive monthly payments of principal in the amount of $56,481.00 each, plus interest accrued to the due date of each payment, commencing on August 1, 1996, and continuing on the same day of each consecutive month thereafter and a final payment on the Due Date in an amount equal to the then unpaid principal and accrued interest.

     All payments required to be paid hereunder shall first be applied to costs and expenses required to be paid hereunder, then to accrued interest hereunder and the balance shall be applied against the principal. This Note may be prepaid, in full or in part, at any time, without the payment of any prepayment fee or penalty. All partial prepayments shall be applied against the last accruing installment or amount due under this Note; and no prepayments shall affect the obligation of the undersigned to continue the regular installments hereinbefore mentioned, until the entire unpaid principal and accrued interest has been paid in full. Borrower understands that the installment payments of principal provided for herein are not sufficient to fully amortize the outstanding principal balance of this Note by the Due Date and that the final payment due on the Due Date will be a balloon payment of all then outstanding principal and accrued interest.

     Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or so operate as to require the Borrower to pay, or charge, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest, or other charges, charged, paid or payable by the Borrower in connection with this Note, or any other document delivered in connection herewith, result in the charging, compensation, payment or earning of interest in excess of the maximum allowed by applicable law, then any and all such excess shall be and the same is hereby waived by Standard Federal, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note. If Standard Federal shall reasonably determine that the Effective Interest Rate (together with all other charges or payments related hereto that may be deemed interest) stipulated under this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate permitted to be charged by stipulation in writing between Standard Federal and Borrower, at the option of Standard Federal, shall immediately become due and payable.

     The Borrower represents and warrants that it is duly organized, validly existing and in good standing and is duly authorized to make and perform this Note, which constitutes its valid and binding legal obligation enforceable in accordance with its terms. All financial data furnished to Standard Federal in connection with this Note fairly present the financial condition of the Borrower and its subsidiaries, if any, as of the dates thereof



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and there has been no material adverse change in the condition (financial or otherwise) of the Borrower since such dates.

     An Event of Default shall be deemed to have occurred hereunder if any indebtedness of the Borrower to Standard Federal hereunder is not paid when due, regardless of whether such indebtedness has arisen pursuant to the terms of this Note, the Loan Agreement or any mortgage, security agreement, guaranty, instrument or other agreement executed in conjunction herewith, or if an Event of Default shall otherwise occur under the Loan Agreement.

     Upon the occurrence of any Event of Default, after the giving of any notice and the expiration of any grace, cure or notice period provided for in the Loan Agreement, if any, and if no such notice or grace, cure or notice period is so provided for in the Loan Agreement, then immediately, Standard Federal may declare the entire unpaid and outstanding principal balance hereunder and all accrued interest to be due and payable in full forthwith, without presentment, demand or notice of any kind and may exercise any one or more of the rights and remedies provided herein or in the Loan Agreement or in any mortgage, guaranty, security agreement or other document relating hereto or by applicable law. The remedies provided for hereunder are cumulative to the remedies for collection of the amounts owing hereunder as provided by law or by the Loan Agreement, or by any mortgage, guaranty, security agreement or other document relating hereto. Nothing herein is intended, nor should it be construed, to preclude Standard Federal from pursuing any other remedy for the recovery of any other sum to which Standard Federal may be or become entitled for breach of the terms of this Note or the Loan Agreement, or any mortgage, guaranty, security agreement or other instrument relating hereto.

     Borrower agrees, in case of an Event of Default under the terms of this Note or under any loan agreement, security or other agreement executed in connection herewith, to pay all costs of Standard Federal for collection of the Note and all other liabilities of Borrower to Standard Federal and enforcement of rights hereunder, including reasonable attorney fees and legal expenses including participation in Bankruptcy proceedings.
During any period(s) this Note is in default, or after the Due Date, or after acceleration of maturity, the outstanding principal amount hereof shall bear interest at a rate equal to two percent (2.0%) per annum greater than the interest rate otherwise charged hereunder. If any required payment is not made within ten (10) days after the date it is due, then, at the option of Standard Federal, a late charge of not more than four cents ($.04) for each dollar of the payment so overdue may be charged. In addition to any other security interests granted to Standard Federal, Borrower hereby grants Standard Federal a security interest in all of Borrower's bank deposits, instruments, negotiable documents, and chattel paper which at any time are in the possession or control of Standard Federal. After the occurrence of an Event of Default



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hereunder, Standard Federal may hold and apply at any time its own indebtedness or liability to Borrower in payment of any indebtedness hereunder.

     Acceptance by Standard Federal of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. Upon any Event of Default, neither the failure of Standard Federal promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Standard Federal to demand strict performance of any other obligation of the Borrower or any other person who may be liable hereunder shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable hereunder.

     Borrower and all endorsers and guarantors hereof, hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, diligence in collection or bringing suit, and hereby consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Standard Federal with respect to payment or any other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution. The liability of the Borrower shall be absolute and unconditional, without regard to the liability of any other party hereto.

     This Note is executed pursuant to an Amended and Restated Loan Agreement of even date herewith (the "Loan Agreement"), and is secured by a Security Agreement, dated September 15, 1994, and by a Security Agreement, dated July 19, 1995, and by an Assignment of Policy as Collateral Security, of even date herewith. Reference is hereby made to such documents for additional terms relating to the transaction giving rise to this Note, the security given for this Note and additional terms and conditions under which this Note matures, may be accelerated or prepaid.

     Advances hereunder may be requested by telephone, in writing or in any other manner acceptable to Standard Federal. Borrower understands and agrees that any telephone conversation with Standard Federal may be recorded for accuracy.

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                                     BORROWER:

                                     MCCLAIN INDUSTRIES, INC., a Michigan
                                          corporation

            David J. Bartlett        By:  Carl L. Jaworski
     -----------------------------      ------------------------------------
                                          Carl L. Jaworski

                                          Its:  Secretary
                                              ------------------------------

                                     38-1867649
                                     ---------------------------------------
                                     Taxpayer Identification Number

                                     MCCLAIN OF GEORGIA, INC., a Georgia
                                          corporation


            David J. Bartlett        By:  Carl L. Jaworski
     -----------------------------      ------------------------------------
                                          Carl L. Jaworski

                                          Its:  Secretary
                                              ------------------------------

                                     58-1738825
                                     ---------------------------------------
                                     Taxpayer Identification Number

                                     SHELBY STEEL PROCESSING COMPANY, a
                                          Michigan corporation


            David J. Bartlett        By:  Carl L. Jaworski
     -----------------------------      ------------------------------------
                                          Carl L. Jaworski

                                          Its:  Secretary
                                              ------------------------------

                                     38-2205216
                                     ---------------------------------------
                                     Taxpayer Identification Number

                                     MCCLAIN TUBE COMPANY d/b/a QUALITY
                                          TUBE, a Michigan corporation


            David J. Bartlett        By:  Carl L. Jaworski
     -----------------------------      ------------------------------------
                                          Carl L. Jaworski

                                          Its:  Secretary
                                              ------------------------------

                                     ---------------------------------------
                                     Taxpayer Identification Number



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                                     MCCLAIN INDUSTRIES OF OHIO, INC., a
                                          Michigan corporation


          David J. Bartlett          By:  Carl L. Jaworski
     -----------------------------      -----------------------------------
                                          Carl L. Jaworski

                                          Its:  Treasurer
                                              -----------------------------

                                     --------------------------------------
                                     Taxpayer Identification Number

                                     MCCLAIN EPCO, INC., a New York
                                          corporation


          David J. Bartlett          By:  Carl L. Jaworski
     -----------------------------      -----------------------------------
                                          Carl L. Jaworski

                                          Its:  Treasurer
                                              -----------------------------


                                     --------------------------------------
                                     Taxpayer Identification Number

Standard Federal Bank, a
   federal savings bank
2600 West Big Beaver Road
Troy, Michigan 48084



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